UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 24, 2007
(Date of earliest event reported: September 26, 2007)

Cyber Defense Systems, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-46224	45-0508387
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida	33716
(Address of principal executive offices)	(Zip Code)

(727) 577-0873
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01 Other Events

On September 26, 2007, Cyber Defense Systems, Inc. (the “Registrant”) and its wholly owned subsidiary Techsphere Systems International, Inc. (“TSI”) issued a press release announcing the cancellation of its Sierra Nevada Corporation (“SNC”) contract. To clarify the release SNC did not cancel the Indefinite Delivery/Indefinite Quantity (IDIQ) contract dated May 11, 2005 for long term production of the SA 90 airship, SNC only canceled its purchase order number 55814 for the current SA 90 airship.  A copy of the press release is attached hereto as Exhibit 99.1.

In an October 16, 2007 press release, the Registrant announced that it had reached a mutual agreement with JADA Consulting, LLC (“JADA”) to terminate their sales and marketing arrangement. Due to recent restructuring of the Registrant and TSI, and the recent departure of the Registrant’s Vice President, both the Registrant and JADA determined that it was in the best interest to terminate the relationship.

The Registrant also decided to terminate its exclusive dealer program, which locked the Registrant into distributor agreements with one distributor thereby limiting opportunities with other distributors and contracts that could have benefited the Company. A copy of the press release is attached hereto as Exhibit 99.2.

In an October 18, 2007 press release, the Registrant announced that it has received orders from the U.S. Air Force academy for two Cyber Bug Grande with a tentative delivery date scheduled for November. A copy of the press release is attached hereto as Exhibit 99.3.

In an October 22, 2007 press release, the Registrant announced details of its TSI dividend Spin Out. A copy of the press release is attached hereto as Exhibit 99.4

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits
        The following document is included as an exhibit to the Form 8-K.

Exhibit
Number	Description

99.1	Press release issued by Cyber Defense, Inc., dated September 26, 2007, entitled “Cyber Defense subsidiary announces Sierra Nevada contract cancellation.”

99.2	Press release issued by Cyber Defense, Inc., dated October 16, 2007, entitled “Cyber Defense announces New Dealer Program for CyberBugs and dealer cancellation.”

99.3	Press release issued by Cyber Defense, Inc., dated October 18, 2007, entitled “Cyber Defense announces Purchase of Two CyberBug Grande’s by the U.S. Air Force Academy.”

99.4
Press release issued by Cyber Defense, Inc., dated October 22, 2007, entitled “Cyber Defense announces details of the Techsphere Dividend Spin Out and Proxity, Inc. announces it will Dividend out its Shares in Techsphere and Cyber.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007

CYBER DEFENSE SYSTEMS, INC.

By: /s/ Billy Robinson
Name:  Billy Robinson
Title:  Chief Executive Officer